GREAT-WEST FUNDS, INC.

(“Great-West Funds”)

Great-West T. Rowe Price Equity Income Fund

Institutional Class Ticker: MXVHX

(the “Fund”)

Supplement dated December 21, 2018 to the Prospectus and Summary Prospectus for

the Fund, each dated April 30, 2018, as supplemented.

Effective as of the close of business on December 31, 2018 (the “Effective Date”), the Institutional Class of the Fund will close to new investors.

Accordingly, as of the close of business on the Effective Date, the following language is hereby added to the end of the section entitled “Purchase and Sale of Fund Shares” on page 3 immediately following the last paragraph of the section, and to the end of the sub-section entitled “Redeeming Shares” in the “Shareholder Information” section on page 10 immediately following the last paragraph of the sub-section:

“Effective as of the close of business on December 31, 2018, the Institutional Class of the Fund will close to new Permitted Accounts. Permitted Accounts who already hold Institutional Class shares of the Fund at the close of business on December 31, 2018 may continue to purchase additional Institutional Class shares. The Fund reserves the right to modify or limit the above exceptions or re-open the Institutional Class of the Fund at any time without prior notice.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary Prospectus, each dated April 30, 2018, as supplemented.

Please keep this Supplement for future reference.